EXHIBIT 10.1
EXECUTION VERSION

FIRST AMENDMENT TO TERM LOAN CREDIT AND GUARANTY AGREEMENT
FIRST AMENDMENT TO TERM LOAN CREDIT AND GUARANTY AGREEMENT, dated as of November 4, 2021 (this “Agreement”), by and among 2U, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto, as guarantors (the “Guarantors”), ALTER DOMUS (US) LLC (“Alter Domus”), as administrative agent (in such capacity, the “Administrative Agent”) and the lenders party hereto which constitute Required Lenders.
RECITALS:
WHEREAS, reference is hereby made to the Term Loan Credit and Guaranty Agreement, dated as of June 28, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein having the meaning provided in the Credit Agreement), among the Borrower, certain Subsidiaries of the Borrower, as Guarantors, the several lenders from time to time parties thereto (each, a “Lender” and, collectively, the “Lenders”) and Alter Domus, as the Administrative Agent and the Collateral Agent; and

WHEREAS, the Borrower, Administrative Agent and Lenders party thereto (which constitute Required Lenders) each desire to amend the Credit Agreement upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
1.Amendment. Subject to the terms and conditions set forth in this Agreement, Section 2.22(a) of the Credit Agreement is hereby amended by: (x) replacing the clause “(i) the greater of (x) $50,000,000” in its entirety with the clause “(i) the greater of (x) $100,000,000” and (y) replacing the second proviso therein in its entirety with the proviso “provided that the Borrower may redesignate any such Indebtedness (in an amount not to exceed at any time the greater of (x) $50,000,000 and (y) 75% of Consolidated EBITDA on a Pro Forma Basis as of the last day of the most recently ended Test Period for which financial statements have been delivered under Section 5.1(a) or (b)) originally designated as incurred pursuant to clause (i) above if, at the time of such redesignation, the Borrower would be permitted to incur under clause (iii) the aggregate principal amount of Indebtedness being so redesignated (for purposes of clarity, with any such redesignation having the effect of increasing the Borrower’s ability to incur indebtedness under clause (i) above as of the date of such redesignation by the amount of such Indebtedness so redesignated);”.
2.Borrower Certifications. By its execution of this Agreement, the undersigned officer of the Borrower hereby certifies, solely in his or her capacity as an officer of the Borrower and not in his or her individual capacity, that:
a.each of the representations and warranties made by any Credit Party in or pursuant to the Credit Documents is true and correct in all material respects (unless qualified by materiality, in which case they shall be true and correct in all respects) on and as of the date all conditions set forth in Section 3 below are satisfied (such date, the “Amendment Date”) as if made on and as of such date (except to the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects (unless qualified by materiality, in which case they shall be true and correct in all respects) on and as of such specific date); and

b.no Event of Default shall have occurred and be continuing or would result from the execution of this Agreement.
3.Conditions Precedent to Effectiveness. This Agreement will become effective on the date on which each of the following conditions is satisfied:
a.The Administrative Agent shall have received from the Borrower, Guarantors and Required Lenders a counterpart of this Agreement signed on behalf of such party;
b.The Borrower shall have paid (i) to the Administrative Agent all costs and expenses required to be paid pursuant to the Credit Agreement and (ii) to Shearman & Sterling LLP all reasonable fees and reasonable and documented out of pocket costs and expenses in connection with the preparation, negotiation, execution and delivery of this Agreement; and
c.The certifications set forth in Section 2 above shall be true and correct.
4.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
5.Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
6.Reference to and Effect on the Credit Agreement and the Credit Documents.
a.Each reference in the Credit Agreement and the Credit Documents to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, is considered to have included a reference to the Credit Agreement as amended by this Agreement (the “Amended Credit Agreement”).
b.The Credit Agreement, as specifically amended by this Agreement, and each other Credit Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case, as amended by this Agreement.
c.The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.  On and after the effectiveness of this Agreement, this Agreement shall for all purposes constitute a Credit Document.
d.By its execution and delivery of this Agreement, (i) each Guarantor hereby consents to the execution, delivery and performance of this Agreement, including the effectiveness of the Amended Credit Agreement, and agrees that each reference to the Credit Agreement in the Credit Documents shall, on and after the Amendment Date, be deemed to be a
    2

reference to the Amended Credit Agreement; (ii) each Guarantor hereby acknowledges and agrees that, after giving effect to this Agreement and the Amended Credit Agreement, all of its respective obligations and liabilities under the Credit Documents to which it is a party, as such obligations and liabilities have been amended by this Agreement and the Amended Credit Agreement, are reaffirmed, and remain in full force and effect; and (iii) after giving effect to this Agreement, each Guarantor reaffirms (A) that each Collateral Document will remain in full force and effect and will continue to constitute the legal, valid and binding obligations of the relevant Guarantors enforceable in accordance with their terms, and (B) each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Credit Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Amended Credit Agreement and shall continue to secure the Secured Obligations (after giving effect to this Agreement and the Amended Credit Agreement), in each case, on and subject to the terms and conditions set forth in this Agreement and the Amended Credit Agreement, and the other Credit Documents.  This Agreement and the Amended Credit Agreement shall not constitute a novation of the Credit Agreement or any of the Credit Documents.
7.GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
8.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
9.Jurisdiction; Consent to Service of Process. The terms of Section 10.15 of the Credit Agreement with respect to submission to jurisdiction and consent to service of process are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
10.Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
11.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include electronic
    3

signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
12.Credit Document. This Agreement is a Credit Document.

[Signature Pages Follow]
    4

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.
2U, INC., as Borrower

By:    /s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer

TRILOGY EDUCATION SERVICES, LLC, as Guarantor

By:    /s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer

CRITIQUEIT, INC., as Guarantor

By:    /s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Treasurer

2U HARKINS ROAD LLC, as Guarantor

By: 2U, Inc., its sole member

By:    /s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer

2U NYC, LLC, as Guarantor

By:    /s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Treasurer

2U GETSMARTER, LLC, as Guarantor

By:    /s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Treasurer

    [Signature Page to Amendment No. 1]

2U GETSMARTER (US), LLC, as Guarantor

By:    /s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Treasurer

2U KEIH HOLDCO, LLC, as Guarantor
By: 2U, Inc., its sole member

By:    /s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer

    [Signature Page to Amendment No. 1]

ALTER DOMUS (US) LLC,
as the Administrative Agent

By:    /s/ Matthew Trybula
    Name: Matthew Trybula
    Title: Associate Counsel

    [Signature Page to Amendment No. 1]

Ares Capital Corporation,
as 2021 New Term Lender

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

CADEX Credit Financing, LLC,
as 2021 New Term Lender

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P,
as 2021 New Term Lender
By:    Ares Centre Street GP, Inc., as general partner

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares Jasper Fund Holdings, LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, as servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares ND CSF Holdings LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, as servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory
    [Signature Page to Amendment No. 1]

Ares CSIDF Holdings, LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, as servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares Senior Direct Lending Master Fund Designated
Activity Company
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares Senior Direct Lending Parallel Fund (L), L.P.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares Senior Direct Lending Parallel Fund (U), L.P.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares SDL Holdings (U) Inc.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

    [Signature Page to Amendment No. 1]

Ares Senior Direct Lending Parallel Fund (U) II, L.P.
as 2021 New Term Lender
By:    Ares SDL II Capital Management LLC, its
Manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

SDL II Finance 1 LP
as 2021 New Term Lender
By:    Ares SDL II Capital Management LLC, its
servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

SDL II Finance 2 LP
as 2021 New Term Lender
By:    Ares SDL II Capital Management LLC, its
servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Ares SFERS Holdings LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, its servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

    [Signature Page to Amendment No. 1]

Chimney Tops Loan Fund, LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, its Account
Manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

ADF I Holdings LLC
as 2021 New Term Lender
By:    Ares Capital Management LLC, as servicer

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

AC AMERICAN FIXED INCOME IV, L.P.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

AO MIDDLE MARKET CREDIT FINANCING L.P.
as 2021 New Term Lender
By:    AO Middle Market Credit Financing GP Ltd., its
general partner

By:    /s/ K. Patel
    Name: K. Patel
Title: Director
By:    /s/ Jeremy Ehrlich
    Name: Jeremy Ehrlich
Title: Director

Federal Insurance Company
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory
    [Signature Page to Amendment No. 1]

SC ACM Private Debt Fund L.P.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Nationwide Life Insurance Company
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Nationwide Mutual Insurance Company
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

Bowhead IMC LP
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

    [Signature Page to Amendment No. 1]

Swiss Reinsurance America Corporation
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory

VG ACM Private Debt Fund L.P.
as 2021 New Term Lender
By:    Ares Capital Management LLC, its investment
manager

By:    /s/ Penni Roll
    Name: Penni Roll
Title: Authorized Signatory
    [Signature Page to Amendment No. 1]

ARES CAPITAL MANAGEMENT LLC,
as a Required Lender

By:    /s/ David Schwartz
    Name: David Schwartz
    Title: Authorized Signatory

    [Signature Page to Amendment No. 1]

                        HPS INVESTMENT PARTNERS, LLC,
as a Required Lender

By:    /s/ Vali Shokrgozar
Name: Vali Shokrgozar
    Title: Managing Director

    [Signature Page to Amendment No. 1]

JLK PORTFOLIO, LTD.,
as a Required Lender
By: HG Vora Capital Management, LLC, as Collateral
Manager

By:    /s/ Mandy Lam
    Name: Mandy Lam
    Title: Authorized Signatory
    [Signature Page to Amendment No. 1]

GEM1 LOAN FUNDING LLC,
By: Citibank N.A.,
as a Required Lender

By:    /s/ Mitesh Bhakta
    Name: Mitesh Bhakta
    Title: Director

    [Signature Page to Amendment No. 1]